SECURITY AGREEMENT
                               ------------------


Naples,  Florida                                      As  of  April  15,  2003

NEOGENOMICS, INC., a Florida corporation with a principal place of business located at 1726 Medical Blvd., Suite 101, Naples, Florida 34110 (hereinafter the "Debtor") jointly and severally if more than one, hereby assign(s) to FIFTH THIRD BANK, FLORIDA, a Florida banking corporation, for itself and as agent for any affiliate of Fifth Third Bancorp (hereinafter the "Secured Party") as collateral and grant(s) to Secured Party a security interest in and to all items of property described in paragraph 2 of this Security Agreement (the "Agreement"). Capitalized terms used herein but not defined shall have the meanings assigned to them in the Loan Agreement (as defined below).

     1. OBLIGATIONS: This assignment of collateral and grant of security interest shall secure all loans, advances, indebtedness and each and every other obligation or liability of each of Debtor, jointly and severally if more than one and MVP 3, LP, a Delaware limited partnership (if different from Debtor, hereinafter referred to as the "Borrower") owed to Secured Party and any affiliate of Fifth Third Bancorp, however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, due or to become due, liquidated or unliquidated, matured or unmatured, participated in whole or in part, created by trust agreement, lease, overdraft, agreement, or otherwise, whether or not secured by additional collateral, whether originated with Secured Party or owed to others and acquired by Secured Party by purchase, assignment or otherwise, and including, without limitation, all loans, advances, indebtedness and each and every other obligation or liability arising under that certain Loan and Security Agreement ("Loan Agreement") between and among Secured Party, Debtor, Borrower, John Elliott ("Elliott"), Larry Kuhnert ("Kuhnert"), and Steve Jones ("Jones"), that certain Revolving Line of Credit Promissory Note from Borrower to Secured Party dated of even date herewith, that certain Draw Note from Borrower to Secured Party dated of even date herewith, loans, advances and/or letters of credit now or hereafter issued by Secured Party or any affiliate of Fifth Third Bancorp for the benefit of or at the request of Debtor or Borrower, all obligations to perform or forbear from performing acts, and all agreements, instruments and documents evidencing, guarantying or securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, and all expenses and attorneys' fees incurred or other sums disbursed by Secured Party or any affiliate of Fifth Third Bancorp under this Agreement or any other document, instrument or agreement related to any of the foregoing (collectively the "Obligations").

     2. COLLATERAL: The collateral hereby assigned and in which a security interest is granted includes that collateral now existing and hereafter arising or acquired by Debtor, regardless of where it is located, and is defined as follows (together with all proceeds and products thereof and all additions and accession thereto, replacements thereof, supporting obligations therefor, guaranties thereof, insurance or condemnation proceeds thereof, documents related thereto, all sales of accounts constituting a right to payment therefrom, all tort or other claims against third parties arising out of damage thereto or destruction thereof, all property received wholly or partly in trade or exchange thereof, all fixtures attached or appurtenant thereto, all leases thereof, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition thereof, or any other interest therein, collectively, the "Collateral"):

a. All Accounts, all Inventory, all Equipment, all General Intangibles, all Investment Property;

b. all instruments, chattel paper, electronic chattel paper, documents, securities, moneys, cash, letters of credit, letter of credit rights, promissory notes, warrants, dividends, distributions, commercial tort claims, contracts, agreements, contract rights or other property, owned by Debtor or in which Debtor has an interest, including but not limited to, those which are now or hereafter in the possession or control of Secured Party or in transit by mail or carrier to or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same, and the proceeds thereof, all rights to payment from, and all claims against Secured Party, and any deposit accounts of Debtor with Secured Party, including all demand, time, savings, passbook or other accounts and all deposits therein;

c. all assets and personal property now owned or hereafter acquired; all now owned and hereafter acquired inventory, equipment, fixtures, goods, accounts, chattel paper, documents, instruments, farm products, general intangibles, supporting obligations, software, and all rents, issues, profits, products and proceeds thereof, wherever any of the foregoing is located;

d.     INTENTIONALLY  DELETED;
       -----------------------

e.     INTENTIONALLY  DELETED;  and
       -----------------------

f. other Collateral: Loan Agreement; Guaranties of Elliott, Kuhnert, Jones, and Debtor; Stock Pledge Agreements of Elliott, Kuhnert, Jones, Debtor, and Medical Venture Partners, LLC, a Delaware limited liability company; Assignment of Life Insurance Proceeds of Elliott, Kuhnert, and Jones.

     3. DEFINITIONS: Capitalized terms not otherwise defined in this Agreement or the Loan Agreement shall have the meanings attributed thereto in the applicable version of the Uniform Commercial Code adopted in the state of Florida, as such definitions may be enlarged or expanded from time to time by legislative amendment thereto or judicial decision (the "Uniform Commercial Code"). As used herein the following capitalized terms will have the following meanings:

     (a) "Accounts" means all accounts, accounts receivable, health-care-insurance receivables, credit card receivables, contract rights, instruments, documents, chattel paper, tax refunds from federal, state or local governments and all obligations in any form including without limitation those arising out of the sale or lease of goods or the retention of services by Debtor; all guaranties, letters of credit and other security and supporting obligations for any of the above; all merchandise returned to or reclaimed by Debtor; and all books and records (including computer programs, tapes and data processing software) evidencing an interest in or relating to the above; all winnings in a lottery or other game of chance operated by a governmental unit or person licensed to operate such game by a governmental unit and all rights to payment therefrom; and all "Accounts" as same is now or hereafter defined in the Uniform Commercial Code.

     (b) "Equipment" means all goods (excluding inventory, farm products or consumer goods), machinery, machine tools, equipment, fixtures, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts, jigs, goods (including, without limitation, each of the items of equipment set forth on any schedule which is either now or in the future attached to Secured Party's copy of this Agreement), and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all supplies used or useful in connection therewith, and all "Equipment" as same is now or hereafter defined in the Uniform Commercial Code.

     (c) "General Intangibles" means all general intangibles, choses in action, causes of action, obligations or indebtedness owed to Debtor from any source whatsoever, payment intangibles, software and all other intangible personal property of every kind and nature (other than Accounts) including without limitation patents, trademarks, trade names, service marks, copyrights and applications for any of the above, and goodwill, trade secrets, licenses, franchises, rights under agreements, tax refund claims, and all books and records including all computer programs, disks, tapes, printouts, customer lists, credit files and other business and financial records, and the equipment containing any such information, and all "General Intangibles" as same is now or hereafter defined in the Uniform Commercial Code.

     (d) "Inventory" means all goods, supplies, wares, merchandises and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held for sale or lease, or furnished or to be furnished under any contract for service, or used or consumed in business, and also including products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and all "Inventory" as same is now or hereafter defined in the Uniform Commercial Code.

     (e) "Investment Property" means a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account and all "Investment Property" as same is now or hereafter defined in the Uniform Commercial Code.

     4. WARRANTIES AS TO DEBTOR: Debtor hereby represents and warrants to Secured Party as follows:

     (a) That he/she/it is/are a(n) _____ individual; _____ limited partnership; _____ limited liability company; __x__ corporation; _____ other
                                                    -
(specify) with a primary residence or principal place of business, as the case may be, located at the address otherwise set forth herein, and is organized in the State of Florida, license number _______ (if applicable).

     (b) Debtor further warrants that its exact legal name is set forth in the initial paragraph of this Agreement, and its Taxpayer I.D. No. is
###-##-####
          -

     (c)     Exhibit  B,  attached  to this Agreement and incorporated herein by
             ----------
reference,  lists  the  locations  of  any  and all of the Collateral of Debtor.

     5. WARRANTIES AS TO COLLATERAL: Debtor hereby represents and warrants to Secured Party that:

     (a) Except for the security interest granted hereby and for Permitted Liens (as defined in the Loan Agreement), Debtor is, and as to any property which at any time forms a part of the Collateral, shall be, the sole owner of, with good and marketable title in, each and every item of the Collateral, or otherwise shall have the full right and power to grant a security interest in the Collateral, free from any lien, security interest or encumbrance whatsoever;

     (b) Each item of Collateral is, and shall be, valid, and all information furnished to Secured Party with regard thereto is, and shall be, accurate and correct in all respects when furnished;

     (c) None of the Collateral shall be sold, assigned, transferred, discounted, hypothecated, or otherwise subjected to any lien, encumbrance or security interest (except for Permitted Liens, liens in favor of Borrower and assigned to Secured Party, or as otherwise expressly permitted under the Loan Agreement), and that Debtor shall defend such Collateral and each and every part thereof against claims of all persons at any time claiming such Collateral or claiming any interest therein adverse to Secured Party;

     (d) The provisions of this Agreement are sufficient to create in favor of Secured Party a valid and continuing lien on, and first security interest in, the types of Collateral in which a security interest may be perfected by the filing of UCC Financing Statements, and when such UCC Financing Statements are filed in the requisite filing offices, and the requisite filing fees are paid, such filings shall be sufficient to perfect such security interest (other than Equipment affixed to real property so as to become fixtures);

     (e) If any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law, that said real estate is not encumbered in any way, or if said real estate is encumbered, Debtor will secure from the lien holder or the party in whose favor it is or will become so encumbered a written acknowledgment and subordination to the security interest hereby granted or a written disclaimer of any interest in the Collateral, in such form as is acceptable to Secured Party.

     (f) The financial statements of Debtor dated December 31, 2002 and heretofore submitted to the Secured Party are true and correct and there are no material adverse changes in the conditions, financial or otherwise, of Debtor since the date of said financial statements.

     6. DEBTOR'S RESPONSIBILITIES: Debtor covenants with, and warrants to, Secured Party that Debtor shall:

     (a) Furnish to Secured Party, in writing, a current list of all Collateral for the purpose of identifying the Collateral and, further, execute and deliver such supplemental instruments, documents, agreements and chattel paper, in the form of assignments or otherwise, as Secured Party shall require for the purpose of confirming and perfecting, and continuing the perfection of, Secured Party's security interest in any or all of such Collateral, or as is necessary to provide Secured Party with control over the Collateral or any portion thereof;

     (b) At its expense and upon request of Secured Party, furnish copies of invoices issued by Debtor in connection with the Collateral, furnish certificates of insurance evidencing insurance on Collateral, furnish proof of payment of taxes and assessments on Collateral, make available to Secured Party, any and all of Debtor's books, records, written memoranda, correspondence, purchase orders, invoices and other instruments or writings that in any way evidence or relate to the Collateral;

     (c) Keep the Collateral insured at all times against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms and for such periods as is customary with companies in the same or similar business and written by such companies or underwriters as is satisfactory to Secured Party. In all cases losses shall be payable to Secured Party and any surplusage shall be paid to Debtor. All policies of insurance shall provide for at least thirty (30) days prior written notice of cancellation to Secured Party. Should Debtor at any time fail to purchase or maintain insurance, pay taxes, or pay for any expense, incident or such insurance, pay such taxes, order and pay for such necessary items of preservation, maintenance or protection, and Debtor agrees to reimburse Secured Party for all expenses incurred under this paragraph;

     (d) Pay all taxes or assessments imposed on or with respect to the Collateral;

     (e) Keep all of the Collateral in good condition and repair, protecting it from weather and other contingencies which might adversely affect it as secured hereunder;

     (f) Notify Secured Party immediately in writing of any information which Debtor has or may receive which might in any way adversely affect the value of the Collateral or the rights of Secured Party with respect thereto;

     (g) Notify Secured Party promptly, in writing, of any change in the location of the Collateral or of any place of business or mailing addresses or the establishment of any new place of business or mailing address;

     (h) Pay all costs of filing any financing, continuation or termination statements with respect to the security interest created hereby;

     (i) Upon the occurrence of an Event of Default or breach of any provision of this Security Agreement, pay all expenses and reasonable attorneys' fees of Secured Party; and Debtor agrees that said expenses and fees shall be secured under this Agreement;

     (j) Maintain possession of all Collateral at the location disclosed to Secured Party and not to remove the Collateral from that location;

     (k) Not sell, contract to sell, lease, encumber, or otherwise transfer the Collateral (other than inventory in the ordinary course of business) until the Obligations have been paid and performed except for (a) the sale of inventory in the ordinary course of business, (b) the sale of obsolete or unused assets, or (c) Permitted Liens, Debtor acknowledging nonetheless that Secured Party has a security interest in the proceeds of such Collateral.

     (l) Take any other and further action necessary or desirable as requested by Secured Party to grant Secured Party control over the Collateral, as "control" is defined in the applicable version of the Uniform Commercial Code, including without limitation (i) executing and/or authenticating any assignments or third party agreements; (ii) delivering, or causing the delivery of, any of the Collateral to the possession of Secured Party; (iii) obtaining written acknowledgments of the lien of Secured Party and agreements of subordination to such lien from third parties in possession of the Collateral in a form acceptable to Secured Party. Debtor consents to and hereby authorizes any third party in an authenticated record or agreement between Debtor, Secured Party, and the third party, including but not limited to depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof, and to enter into agreements with Secured Party regarding same, without further consent of the Debtor.

     7. ACCOUNTS RECEIVABLE: Debtor hereby agrees that, notwithstanding the fact that all or any part of the Obligations is not matured and Debtor is current in payment according to the tenor of the Obligations, Secured Party shall have the absolute right to take any one or more of the following actions:

     (a) Secured Party may serve written notice on Debtor instructing Debtor to deliver to Secured Party all subsequent payments on accounts receivable which Debtor shall do until notified otherwise;

     (b) Secured Party may notify the account debtor(s) of its security interest and instruct such account debtor(s) to make further payments on such accounts to Secured Party instead of to Debtor; and,

     (c) Secured Party may serve written notice upon Debtor that all subsequent billings or statements of account rendered to any account debtor shall bear a notation directing the account debtor(s) to make payment directly to Secured Party. Any payment received by Secured Party pursuant to this paragraph shall be retained in a separate noninterest bearing account as security for the payment and performance of all Obligations of Debtor.

     8. POWER OF ATTORNEY: Debtor hereby makes, constitutes and appoints Secured Party its true and lawful attorney-in-fact to act, with full power of substitution, with respect to the Collateral, in any transaction, legal proceeding, or other matter in which Secured Party is acting pursuant to this Agreement, including, but not limited to executing, authenticating and/or filing on its behalf: (i) UCC Financing Statements reflecting the lien of Secured Party upon the Collateral and any other documents necessary or desirable to perfect or otherwise continue the security interest granted herein; and (ii) any third party agreements or assignments to grant Secured Party control over the Collateral, including but not limited to third party agreements between Debtor, Secured Party, and depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, which third party agreements direct the third party to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof.

     9. EVENTS OF DEFAULT. Any Event of Default under the Loan Agreement shall constitute an Event of Default under this Security Agreement.

     10. REMEDIES. Upon the occurrence and until the waiver of an Event of Default, Secured Party may, without further notice to Debtor, at Secured Party's option, declare any note and all of the Obligations to become due and payable in its aggregate amount; provided that the Obligations shall be accelerated automatically and immediately if the Event of Default is a filing under the Bankruptcy Code. Secured Party may resort to the rights and remedies of a secured party under the Uniform Commercial Code, including but not limited to the right of a secured party to (a) enter any premises of Debtor, with or without legal process and take possession of the Collateral and remove it and any records pertaining thereto and/or remain on such premises and use it for the purpose of collecting, preparing and disposing of the Collateral; (b) ship, reclaim, recover, store, finish, maintain and repair the Collateral; and (c) sell the Collateral at public or private sale. Debtor will be credited with the net proceeds of such sale only when they are actually received by Secured Party, and any requirement of reasonable notice of any disposition of the Collateral will be satisfied if such notice is sent to Debtor ten (10) days prior to such disposition. Debtor will, upon request, assemble the Collateral and any records pertaining thereto and make them available at a place designated by Secured Party. Secured Party may use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, tradestyle, copyright, patent right, trade secret or technical process used or utilized by Debtor. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement, and of the Obligations, or now or hereafter existing at law or in equity or by statute. Secured Party may proceed to protect and enforce its rights by an action at law, in equity or by any other appropriate proceedings. No failure on the part of Secured Party to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Event of Default and no waiver of any Event of Default shall be deemed to be a waiver of any subsequent Event of Default.

     11.     MISCELLANEOUS  PROVISIONS:

     (a) All rights of Secured Party shall inure to the benefit of its successors and assigns and all obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns of Debtor.

     (b) Debtor acknowledges and agrees that, in addition to the security interests granted herein, Secured Party has a banker's lien and common law right of set-off in and to Debtor's deposits, accounts and credits held by Secured Party and Secured Party may apply or set off such deposits or other sums against the Obligations upon the occurrence of an Event of Default as set forth in paragraph 10 of this Agreement.

     (c) This Agreement contains the entire Agreement of the parties and no oral Agreement whatsoever, whether made contemporaneously herewith or hereafter, shall amend, modify or otherwise affect the terms of this Agreement.

     (d) All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the laws of the State of Florida.

     (e) Any provision herein which may prove limited or unenforceable under any law or judicial ruling shall not affect the validity or enforceability of the remainder of this Agreement.

     (f) Debtor hereby authorizes Secured Party to file a copy of this Agreement as a Financing Statement with appropriate county and state government authorities necessary to perfect Secured Party's security interest in the Collateral as set forth herein. Debtor hereby further authorizes Secured Party to file UCC Financing Statements on behalf of Debtor and Secured Party with respect to the Collateral.


SECURED  PARTY:     DEBTOR:

FIFTH  THIRD  BANK,  FLORIDA,  a  Florida     NEOGENOMICS,  INC.,  a  Florida
corporation
banking  corporation


By:________________________________     By:  _______________________________
     Scott  D.  Koenig, Vice President          Michael T. Dent, M.D., President

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                -----------------

                                      None.

3



                                    EXHIBIT B
                                    ---------

                             [COLLATERAL LOCATIONS]
                             ----------------------


1726  Medical  Blvd.,  Suite  101,  Naples,  Florida  34110